UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2018

XPO LOGISTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32172	03-0450326
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five American Lane, Greenwich, Connecticut 06831

(Address of principal executive offices)

(855) 976-6951

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 23, 2018, XPO Logistics, Inc. (“XPO”) entered into a Refinancing Amendment (Amendment No. 3 to Credit Agreement) (the “Amendment”), by and among XPO, its subsidiaries signatory thereto, as guarantors, the lenders party thereto and Morgan Stanley Senior Funding, Inc., in its capacity as administrative agent (the “Administrative Agent”), amending that certain Senior Secured Term Loan Credit Agreement, dated as of October 30, 2015 (as amended, amended and restated, supplemented or otherwise modified prior to the date hereof, including by that certain Incremental and Refinancing Amendment (Amendment No. 1 to Credit Agreement), dated as of August 25, 2016, and by that certain Refinancing Amendment (Amendment No. 2 to Credit Agreement), dated March 10, 2017, the “Term Loan Credit Agreement”), by and among XPO, its subsidiaries from time to time party thereto, as guarantors, the lenders from time to time party thereto and the Administrative Agent.

Pursuant to the Amendment, the outstanding $1,494,000,000 principal amount of term loans under the Term Loan Credit Agreement (the “Existing Term Loans”) were replaced with $1,503,000,000 in aggregate principal amount of new term loans (the “New Term Loans”) having substantially similar terms as the Existing Term Loans, except with respect to the interest rate and maturity date applicable to the New Term Loans, prepayment premiums in connection with certain voluntary prepayments and certain other amendments to the restrictive covenants. Proceeds from the New Term Loans were used to refinance the Existing Term Loans and to pay interest, fees and expenses in connection therewith.

The interest rate margin applicable to the New Term Loans was reduced from 1.25% to 1.00%, in the case of base rate loans, and from 2.25% to 2.00%, in the case of LIBOR loans (with the LIBOR floor remaining at 0.0%). The New Term Loans will mature on February 23, 2025.

Wachtell, Lipton, Rosen & Katz acted as legal advisor to XPO in connection with the refinancing transactions described herein.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated into this Item 1.01 by reference.

Item 2.03.	Creation of a Direct Financial Obligations.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

10.1	Refinancing Amendment (Amendment No. 3 to Credit Agreement), dated as of February 23, 2018, by and among XPO Logistics, Inc., the subsidiaries signatory thereto, as guarantors, the lenders party thereto and Morgan Stanley Senior Funding, Inc., as administrative agent

Forward-looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include the risks discussed in our filings with the U.S. Securities and Exchange Commission and the following: economic conditions generally; competition and pricing pressures; our ability to align our investments in capital assets, including equipment, service centers and warehouses, to our customers’ demands; our ability to successfully integrate and realize anticipated synergies, cost savings and profit improvement opportunities with respect to acquired companies; our ability to develop and implement suitable information technology systems; our substantial indebtedness; our ability to raise debt and equity capital; our ability to maintain positive relationships with our network of third-party transportation providers; our ability to attract and retain qualified drivers; litigation, including litigation related to alleged misclassification of independent contractors; labor matters, including our ability to manage our subcontractors, and risks associated with labor disputes at our customers and efforts by labor organizations to organize our employees; risks associated with our self-insured claims; risks associated with defined benefit plans for our current and former employees; fluctuations in currency exchange rates; fluctuations in fixed and floating interest rates; our ability to execute our growth strategy through acquisitions; fuel price and fuel surcharge changes; issues related to our intellectual property rights; governmental regulation, including trade compliance laws; and governmental or political actions, including the United Kingdom’s likely exit from the European Union. All forward-looking statements set forth in this document are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or our business or operations. Forward-looking statements set forth in this document speak only as of the date hereof, and we do not undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2018	XPO LOGISTICS, INC.

	By:	/s/ John J. Hardig
John J. Hardig
Chief Financial Officer